UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2006

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	814-00678 (Commission File Number)	20-1031329 (IRS Employer Identification No.)

14 Wall Street, 11th Floor New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 566-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On August 1, 2006, Blackhawk Capital Group BDC, Inc., a Delaware corporation (the “Company”) issued a convertible note in the principal amount of $100,000 ("Note") to The Concorde Group, Inc. (“Concorde”), a principal stockholder and affiliate of the Company. The Note evidences a loan from Concorde to the Company to fund a portion of expenses incurred by the Company consisting of legal fees and expenses, accounting fees and expenses, and consulting fees for SEC compliance consulting. The Note is repayable upon demand and bears interest at the annual rate of 8.25%. The Note is convertible into shares ("Shares") of common stock of the Company at a conversion rate of (i) one share of common stock per $1.00 of principal amount of Note converted or (ii) if the price per share in the Company's next Regulation E offering is less than or greater than $1.00, the conversion price shall be the conversion price in such Regulation E offering. Such Regulation E offering will only be made by the Company in compliance with the rules and regulations of Regulation E. Nevertheless, the Note may not be converted until November 1, 2006.  The Note was issued in a private placement transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Upon conversion of the Note, the Shares will be “restricted securities” as defined in Rule 144 of the Securities Act. The transaction was approved by unanimous written consent by the Board of Directors of the Company as being fair and in the best interests of the Company. The Note is attached hereto as Exhibit 99.1.

Section 2	Financial Information
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The Company borrowed $100,000 from Concorde, a principal stockholder and affiliate of the Company. The loan is described in Item 1.01 "Entry into a Material Definitive Agreement" above. Item 1.01 is fully incorporated herein by reference. The Note evidences a loan from Concorde to the Company to fund a portion of expenses consisting of legal fees and expenses, accounting fees and expenses, and consulting fees for SEC compliance consulting. The Note is repayable upon demand and bears interest at the annual rate of 8.25%. The Note is convertible into the Shares at a conversion rate of (i) one share of common stock per $1.00 of principal amount of Note converted or (ii) if the price per share in the Company's next Regulation E offering is less than or greater than $1.00, the conversion price shall be the conversion price in such Regulation E offering. Such Regulation E offering will only be made by the Company in compliance with the rules and regulations of Regulation E. Nevertheless, the Note may not be converted until November 1, 2006.  The Note was issued in a private placement transaction exempt from registration under Section 4(2) of the Securities Act.

Section 4	Matters Related to Accountants and Financial Statements
Item 4.01	Changes in Registrant's Certifying Accountant

The Company appointed Eisner LLP ("Eisner") as its new principal registered independent public accounting firm to audit the financial statements of the Company and dismissed Paritz & Company, P.A. ("Paritz"), the independent public accountants previously engaged to audit the Company's financial statements. The change in the Company's independent public accountant was approved by the Board of Directors on August 17, 2006. The Company does not have an Audit Committee.

The audit reports of Paritz on the financial statements of the Company for the year ended December 31, 2005 and for the period from inception (April 22, 2004) to December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between the Company and Paritz, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which, if not resolved to the Company's satisfaction, would have caused Paritz to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult with Eisner with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Item 304(a)(2) or Regulation S-K.

The Company provided Paritz with a copy of the foregoing disclosures. The Company requested that Paritz furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements that the Company has made in this Item 4.01. A copy of Paritz's response letter to the Company's request is filed as Exhibit 16.1 to this Form 8-K.

Item 5.05	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

The Board of Directors voted by unanimous written consent on August 17, 2006 to amend and restate the Company's Code of Ethics (the "Code") to include additional compliance provisions applicable to the Company's directors, officers and employees recommended by a consulting firm specializing in SEC compliance matters for business development companies registered under the Investment Company Act of 1940, as amended, such as the Company. The Company does not have an Audit Committee.

Section 8	Other Events
Item 8.01	Other Events

On behalf of Blackhawk Capital Group BDC, Inc., a Delaware corporation (the "Company"), Network 1 Financial Securities, Inc. ("Network 1") submitted an application on Form 211 on July 5, 2006 to the National Association of Securities Dealers, Inc. ("NASD") to initiate quotations in the OTC Bulletin Board Service for the Company's common stock, par value $.00001 per share ("Common Stock"). On August 22, 2006, the NASD issued a letter to Network 1 stating that unpriced quotations could begin on the OTC Bulletin Board on the Company's Common Stock and that if Network 1 decides to enter a priced quotation (bid or offer) in the Common Stock in any quotation medium, Network 1 must supplement its filing with the Form 211. This supplemental filing must include the basis and factors for Network 1's priced quotation and be received by the NASD three days before the priced entry appears in a quotations medium. The symbol for the Common Stock is "BHCG."

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

The following are attached hereto and incorporated herein as Exhibits.

Exhibit 14	Amended and Restated Code of Ethics

Exhibit 16.1	Letter of Paritz & Company, P.A., former accountants to the Company

Exhibit 99.1	Convertible Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK CAPITAL GROUP BDC, INC.

Date: August 25, 2006	By:	/s/ Craig A. Zabala
Craig A. Zabala
Chief Executive Officer